UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2003

Roadway Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-32821	34-1956254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1077 Gorge Boulevard Akron, Ohio	44310
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 384-1717

Not Applicable

(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)    Financial statements of businesses acquired.

Not applicable

(b)    Pro forma financial information.

Not applicable

(c)    Exhibits.

99.1    Transcript of address of William D. Zollars, President, CEO and Chairman of the Board of Yellow Corporation, at meeting of Roadway Corporation employees on August 27, 2003.

Item 9.    Regulation FD Disclosure

On August 27, 2003, William D. Zollars, President, CEO and Chairman of the Board of Yellow Corporation, addressed a meeting of Roadway Corporation (the “Company”) employees. A transcript of the address is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified as in the Company’s Annual Report on Form 10-K and other of the Company’s filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2003

ROADWAY CORPORATION

By:	/S/ JOHN J. GASPAROVIC
John J. Gasparovic Executive Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description

99.1	Transcript of address of William D. Zollars, President, CEO and Chairman of the Board of Yellow Corporation, at meeting of Roadway Corporation employees on August 27, 2003.